News Release

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DOUGLAS LAKE RELEASES DRILLING PROGRESS UPDATE ON THEIR MAGAMBAZI TARGET

Vancouver, British Columbia, November 15, 2011 -- Douglas Lake Minerals Inc. (the "Company" or "Douglas Lake") (OTCBB: DLKM) is pleased to announce that 57% of the first phase of the Magambazi drilling program has been completed on November 11, 2011 end of 19h00 shift.

"Delineation of the potential gold bearing as well as related zones at our Magambazi East target is progressing according to plan," stated Dr. Reyno Scheepers, COO of Douglas Lake Minerals. "The commissioning of an additional core drill rig will significantly reduce our standing time and expedite the completion of the evaluation of the Magambazi East target."

Magambazi East is one of two Company targets currently being drilled on our 800 square kilometer sized prospecting licenses in the Handeni district, Tanzania (Fig.1).

DOUGLAS LAKE MINERALS HANDENI PROPERTIES
MAGAMBAZI
Camp
PL6743
KWANDEGE
PL6742
PL6779
PL6744
5km

Fig. 1: Douglas Lake Minerals Handeni properties outlined in red with the Magambazi (blue) and Kwandege (purple) target areas diagrammatically indicated.

The Company has drilled 2852 meters of the planned 5000 meter (57%) diamond core drilling at Magambazi. Eleven (11) of the envisaged 25 holes are completed, hole 12 currently being drilled (Fig. 2). A total of 1518 samples from Magambazi have been submitted to SGS laboratories and 2097 samples to ALS laboratories (Mwanza, Republic of Tanzania) for gold (Au) assays.

Suite 500 - 666 Burrard Street, Vancouver, British Columbia, Canada V6C 3P6 T +1.604.642.6165 - F +1.604.642.6168
www.douglaslakeminerals.com - Trading Symbol: DLKM

391626/9366393
PL6743
CANACO
PML'S
MZD_08
MZD_05
MZD_01
MZD_04
MZD_03
MZD_02
MZD_06
MZD_07
MZD_09
MZD_11
MZD_10
MZD_12
500m
393899/9363596

Fig.2: Drill-hole positions at the DLKM Magambazi East target. Holes for which gold assay results have been received are represented as red stars. Blue star represents the hole currently being drilled. Elevation high (H) and lows (L) are indicated as contours (grey) outlining Magambazi Hill. Green stippled lines are the projected garnet amphibolite gneiss as intersected in drill holes to date with a strike distance of approximately 340 meters.

Two (2) holes (MZD_03 and MZD_04) were drilled on a chargeability anomaly to the northeast of the main mineralization zone outlined in green stippled lines (Fig. 2). The geological unit (garnet amphibolite gneiss) associated with possible high gold mineralization at Magambazi is similar to that found at Kwandege. Drill-hole data is represented in Table 1.

Douglas Lake is currently in the process of evaluating and prioritizing drill positions surrounding Magambazi-East to try and extend the length of the currently defined 340 meter target zone. Several of these drill positions are considered to have high potential due to a combination of soil geochemical anomalies, high chargeability zones and surface outcrops of the geological units associated with gold mineralisation. Hole number MZD_12 is currently being drilled on the first of these targets. Following this phase the remainder of the available 5000 meter will be used to infill drill the main mineralization zone between MZD_01 and MZD_10 in order to better understand the concentration and distribution of gold mineralisation (Fig.2).

No	Hole ID	Easting	Northing	Azimuth	Dip	E.O.H.	Samples
1	MZD 01	392398	9364923	360°	-60	250.20	574
2	MZD 02	392398	9364751	360°	-50	299.00	643
3	MZD 03	392505	9364850	025°	-50	250.00	301
4	MZD 04	392603	9364878	360°	-50	254.00	292
5	MZD 05	392398	9365339	360°	-50	260.40	295
6	MZD 06	392137	9364930	054°	-60	300.40	352
7	MZD 07	392137	9364930	054°	-75	324.98	382
8	MZD 08	392136	9365144	180°	-50	62.50	73
9	MZD 09	392137	9364930	030°	-45	299.3	351
10	MZD 10	392212	9364931	055°	-60	158.4	134
11	MZD 11	392260	9364860	55	-45	251.3	218
12	MZD 12	392910	9363802	60	-60	141.5*
			Metres Drilled			2852.00	3615
	*= not completed		E.O.H. = End of hole

Table 1: Summary of drilling progress at Magambazi indicating metres drilled and samples submitted for each hole.

For further information please contact:

Douglas Lake Minerals Inc.
(604) 642-6165

About Douglas Lake

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.douglaslakeminerals.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.